POWER OF ATTORNEY

      KNOW ALL BY THESE PRESENTS, that the undersigned
 hereby constitutes and appoints Monica A. Underwood and
 Steven J. Wagenheim, or either of them, the undersigned's
 true and lawful attorneys-in-fact to:

(1) execute for and on behalf of the
 undersigned, in the undersigned's capacity
 as an officer and/or director and/or 10% beneficial
 owner of Granite City Food & Brewery Ltd. (the "Company"),
 Forms 3, 4 and 5 in accordance
 with Section 16(a) of the Securities
 Exchange Act of 1934, as amended, and the
 rules thereunder;

(2) do and perform any and all acts for and on
 behalf of the undersigned which may be
 necessary or desirable to complete and
 execute any such Form 3, 4 or 5 and timely
 file such form with the United States
 Securities and Exchange Commission and any
 stock exchange or similar authority; and

(3) take any other action of any type whatsoever in
 connection with the forgoing which, in the opinion of
 such attorneys-in-fact, may be of benefit to, in the
 best interest of, or legally required by, the
 undersigned, it being understood that the documents
 executed by such attorneys-in-fact on behalf of the
 undersigned pursuant to this Power of Attorney shall
 be in such form and shall contain such terms and
 conditions as such attorneys-in-fact may approve in
 such attorneys-in-fact's discretion.

      The undersigned acknowledges that the foregoing
 attorneys-in-fact, in serving in such capacity at the
 request of the undersigned, are not assuming, nor is
 the Company assuming, any of the undersigned's
 responsibilities to comply with Section 16 of the
 Securities Exchange Act of 1934, as amended.

      This Power of Attorney shall remain in full force
 and effect until the undersigned is no longer
 required to file Forms 3, 4 and 5 with
 respect to the undersigned's holdings of and
 transactions in securities issued by the Company,
 unless earlier revoked by the undersigned in a signed
 writing delivered to the foregoing attorneys-in-fact.

      IN WITNESS WHEREOF, the undersigned has caused
 this Power of Attorney to be executed this 22nd day
 of June, 2010.

         /s/ Milton D. Avery